SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report . . . . . . . . . . . . . . . . . . . . . . February 23, 2000

Date of Earliest Event Reported . . . . . . . . .February 16, 2000

0-17893
(Commission File Number)

TELTRONICS, INC.
(Exact name of registrant as specified in its charter)

DELAWARE
(State or other jurisdiction of incorporation or organization)

59-2937938
(I.R.S. Employer Identification Number)

2150 WHITFIELD INDUSTRIAL WAY, SARASOTA, FLORIDA 34243
(Address of principal executive offices, including zip code)

941-753-5000
(Registrant's telephone number, including area code)

The Exhibit Index appears on page 2.

ITEM 2.     ACQUISITION OR DISPOSITION OF ASSETS.

          On December 31, 1999, Teltronics, Inc. ("Registrant"), a Delaware corporation, entered into an agreement to acquire substantially all of the assets of Telident, Inc. ("Seller"), a Minnesota corporation, located in Minneapolis, Minnesota, under an Agreement of Sale dated December 31, 1999 ("Agreement").

           On February 16, 2000 Registrant and Seller entered into an Amendment to the Agreement that eliminated a provision pursuant to which Teltronics would sell to Seller certain molds and related intangible property rights related to those molds. The Agreement and Amendment are collectively referred to as the "Amended Agreement".

           Under the Amended Agreement, the Registrant would acquire substantially all of the assets of the Seller, including $1,100,000 cash, and assume certain liabilities in exchange for 637,500 shares of Registrant's $.001 par value voting common stock ("Shares"). Ten percent (10%) of the Shares will be placed in escrow for 90 days to cover any indemnity claims of Registrant under the Amended Agreement. Holders of a majority of the voting securities of the Seller have indicated their consent to the proposed transactions under the Amended Agreement if closed prior to June 1, 2000.

           Completion of the proposed transactions is subject to certain conditions described in the Amended Agreement including approval by the shareholders of Seller to the dissolution of Seller and registration under the Securities Act of 1933, as amended, of the Shares to be distributed to the shareholders of Seller upon liquidation.

           There are numerous other provisions in the Amended Agreement which are important in order to derive the full understanding of the proposed transaction. There can be no assurance that the transaction will close or if closed that it will occur under the terms and conditions described in the Amended Agreement. The above summary is qualified in its entirety by reference to the text and terms and conditions of the Agreement filed as an Exhibit to the original Report on Form 8-K and the text, terms and conditions of the exhibits to this Report on Form 8-K/A.

ITEM 7.     FINANCIAL STATEMENTS AND EXHIBITS.

           (a)      Financial Statements of Business Acquired.

                       (1)      At the date of this Report on Form 8-K, it is not practical for the Registrant to provide financial statements of Seller. Such financial statements will be filed as soon as reasonably practicable, but not later than sixty days after the date on which this Report on Form 8-K must be filed.

           (b)     Pro Forma Financial Information.

                       (1)      At the date of this Report on Form 8-K, it is not practicable for Registrant to provide financial information pertaining to Seller. Such pro forma financial information will be filed as soon as reasonably practicable, but not later than sixty days after the date on which this Report on Form 8-K must be filed.

          (c)     Exhibits

                       10.1      Amendment to Agreement of Sale dated February 16, 2000 by and between Teltronics, Inc. and Telident, Inc.

SIGNATURES

           Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

TELTRONICS, INC. (Registrant)
February 23, 2000	By:	/s/ Ewen R. Cameron Ewen R. Cameron President and CEO
February 23, 2000	By:	/s/ Mark E. Scott Mark E. Scott Vice President Finance and Principal Accounting Officer